Exhibit 99.2


			  CERTIFICATION PURSUANT TO
		SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of MidSouth Bancorp, Inc.
(the "Company") on Form 10-QSB for the period ending September 30, 2002 (the "Report"), I, Karen L. Hail, Chief Financial Officer of the Company, certify that:

	(1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

	(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



________________________
Karen L. Hail
Chief Financial Officer
November 14, 2002